Exhibit 99.1 Commitment Growth Leadership Safety Sustainability Solutions Driven By Energy Strength Chesapeake Utilities Corporation Team Sidoti & Company LLC Service Virtual Investor Conference March 24-25, 2021 Performance Community ValueExhibit 99.1 Commitment Growth Leadership Safety Sustainability Solutions Driven By Energy Strength Chesapeake Utilities Corporation Team Sidoti & Company LLC Service Virtual Investor Conference March 24-25, 2021 Performance Community Value

Presenters Beth Cooper Executive Vice President, CFO and Asst. Secretary Thomas Mahn Vice President and Treasurer 2Presenters Beth Cooper Executive Vice President, CFO and Asst. Secretary Thomas Mahn Vice President and Treasurer 2

Forward Looking Statements and Other Disclosures Safe Harbor Statement Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements. You should refer to the additional information contained in Chesapeake Utilities’ 2020 Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC and other SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. Reg D Disclosure Today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation D. Although non-GAAP measures are not intended to replace GAAP measures for evaluation of Chesapeake’s performance, Chesapeake believes that portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor’s evaluation purposes. Gross Margin (Non-GAAP Measure) Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities and excludes depreciation, amortization and accretion. Other companies may calculate gross margin in a different manner. COVID-19 Impact At this time, we cannot fully quantify the future impact that the Coronavirus Disease 2019 (“COVID-19”) will have on the economy, and more particularly, on Chesapeake Utilities Corporation. The earnings and capital estimates we have included herein do not reflect any future estimates of the potential impact. In our 2020 results, we have provided estimates of the short-term impact of COVID-19. The Company has established regulatory assets totaling $1.9 million associated with the net incremental expense impacts, as currently authorized by the Delaware, Maryland and Florida PSCs. We are continuing to review the various expense impacts associated with COVID-19 and will adjust these estimates, as necessary, in the future. 3Forward Looking Statements and Other Disclosures Safe Harbor Statement Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements. You should refer to the additional information contained in Chesapeake Utilities’ 2020 Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC and other SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. Reg D Disclosure Today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation D. Although non-GAAP measures are not intended to replace GAAP measures for evaluation of Chesapeake’s performance, Chesapeake believes that portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor’s evaluation purposes. Gross Margin (Non-GAAP Measure) Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities and excludes depreciation, amortization and accretion. Other companies may calculate gross margin in a different manner. COVID-19 Impact At this time, we cannot fully quantify the future impact that the Coronavirus Disease 2019 (“COVID-19”) will have on the economy, and more particularly, on Chesapeake Utilities Corporation. The earnings and capital estimates we have included herein do not reflect any future estimates of the potential impact. In our 2020 results, we have provided estimates of the short-term impact of COVID-19. The Company has established regulatory assets totaling $1.9 million associated with the net incremental expense impacts, as currently authorized by the Delaware, Maryland and Florida PSCs. We are continuing to review the various expense impacts associated with COVID-19 and will adjust these estimates, as necessary, in the future. 3

Business Overview Diversified Energy Delivery Business Natural Gas Transmission Delaware, Maryland, Pennsylvania, Florida Chesapeake Utilities Service Territories Natural Gas Distribution Delaware, Maryland, Florida 82% Electric Distribution Propane Florida Aspire Elkton Ohl and Boulden Propane Distribution and AutoGas Delaware, Maryland, Pennsylvania, Virginia, Florida Marlin Mobile CNG and RNG Utility Services (Virtual Pipeline) Western Natural Gas 18% Eight Flags Combined Heat & Power Propane Eastern  United States Natural Gas Transportation Marlin FPU Ohio Percent of Midstream Downstream Operating Income Recent Acquisitions Complement Internal Growth 51% 49% On the Delmarva Peninsula and in Florida 4 Unregulated Energy Regulated EnergyBusiness Overview Diversified Energy Delivery Business Natural Gas Transmission Delaware, Maryland, Pennsylvania, Florida Chesapeake Utilities Service Territories Natural Gas Distribution Delaware, Maryland, Florida 82% Electric Distribution Propane Florida Aspire Elkton Ohl and Boulden Propane Distribution and AutoGas Delaware, Maryland, Pennsylvania, Virginia, Florida Marlin Mobile CNG and RNG Utility Services (Virtual Pipeline) Western Natural Gas 18% Eight Flags Combined Heat & Power Propane Eastern United States Natural Gas Transportation Marlin FPU Ohio Percent of Midstream Downstream Operating Income Recent Acquisitions Complement Internal Growth 51% 49% On the Delmarva Peninsula and in Florida 4 Unregulated Energy Regulated Energy

Growth in Earnings Drives Dividend Growth For Periods Ended December 31st *Diluted Earnings per Share Annualized Dividends $4.50 $4.26 $2.00 $3.96 $1.76 $4.00 $1.80 $3.55 $1.62 $3.45 $1.60 $3.50 $1.48 $1.40 $2.86 $1.30 $3.00 $2.72 $1.22 $1.15 $1.20 $2.50 $1.00 $2.00 $0.80 $1.50 $0.60 $1.00 $0.40 $0.20 $0.50 $- $- 2015 2016 2017 2018 2019 2020 2015 2016 2017 2018 2019 2020 We have generated strong earnings growth, which has enabled us to grow our recent dividends faster than our peers. Sixty Consecutive Years of Dividend Payments!! 5 * Diluted EPS based on bottom line net income.Growth in Earnings Drives Dividend Growth For Periods Ended December 31st *Diluted Earnings per Share Annualized Dividends $4.50 $4.26 $2.00 $3.96 $1.76 $4.00 $1.80 $3.55 $1.62 $3.45 $1.60 $3.50 $1.48 $1.40 $2.86 $1.30 $3.00 $2.72 $1.22 $1.15 $1.20 $2.50 $1.00 $2.00 $0.80 $1.50 $0.60 $1.00 $0.40 $0.20 $0.50 $- $- 2015 2016 2017 2018 2019 2020 2015 2016 2017 2018 2019 2020 We have generated strong earnings growth, which has enabled us to grow our recent dividends faster than our peers. Sixty Consecutive Years of Dividend Payments!! 5 * Diluted EPS based on bottom line net income.

Return on Equity Chesapeake ROE Consistently Exceeds 11.0% Return on Average Equity 14.0% 12.6% 12.1% 12.0% 11.7% 12.0% 11.3% 11.2% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% 2015 2016 2017 2018 2019 2020 6 * ROE based on bottom line net income.Return on Equity Chesapeake ROE Consistently Exceeds 11.0% Return on Average Equity 14.0% 12.6% 12.1% 12.0% 11.7% 12.0% 11.3% 11.2% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% 2015 2016 2017 2018 2019 2020 6 * ROE based on bottom line net income.

Total Shareholder Return Increased Performance is Driving Increased Value Average Annualized Shareholder Return For Periods Ending March 15, 2021 Achieved above 15 percent for all periods!! 49% 50% 40% 30% 30% 22% 19% 20% 17% 17% 16% 16% 16% 15% 14% 13% 12% 12% 12% 11% 11% 9% 8% 9% 8% 10% 8% 6% 6% 0% -1% -10% 1 Year 3 Year 5 Year 10 Year 20 Year Peer Median Peer 75th Percentile CPK Dow Jones Util S&P 500 7 CPK 2019 GAAP EPS Analyst Estimate - Average CPK Guidance – Low Range CPK Guidance – High RangeTotal Shareholder Return Increased Performance is Driving Increased Value Average Annualized Shareholder Return For Periods Ending March 15, 2021 Achieved above 15 percent for all periods!! 49% 50% 40% 30% 30% 22% 19% 20% 17% 17% 16% 16% 16% 15% 14% 13% 12% 12% 12% 11% 11% 9% 8% 9% 8% 10% 8% 6% 6% 0% -1% -10% 1 Year 3 Year 5 Year 10 Year 20 Year Peer Median Peer 75th Percentile CPK Dow Jones Util S&P 500 7 CPK 2019 GAAP EPS Analyst Estimate - Average CPK Guidance – Low Range CPK Guidance – High Range

As of December 31, Except for 3/19/2021 Stock Price $2,062 $1,890 $1,572 $1,332 $1,284 $1,092 $867 $725 $578 $436 $415 $395 $301 $215 Market Capitalization Increased Performance is Driving Increased Value $2,400 $118.11 $120 $2,200 $108.21 $2,000 $95.83 $100 $1,800 $81.30 $1,600 $78.55 $80 $1,400 $66.95 $1,200 $56.75 $60 $1,000 $49.66 $40.01 $800 $40 $28.90 $30.27 $600 $27.68 $21.37 $20.99 $400 $20 $200 $- $- Market Cap (in millions) Stock Price 8 As of December 31, Except for 3/19/2021 Market Capitalization (in Millions) CPK 2019 GAAP EPS Analyst Estimate - Average CPK Guidance – Low Range CPK Guidance – High RangeAs of December 31, Except for 3/19/2021 Stock Price $2,062 $1,890 $1,572 $1,332 $1,284 $1,092 $867 $725 $578 $436 $415 $395 $301 $215 Market Capitalization Increased Performance is Driving Increased Value $2,400 $118.11 $120 $2,200 $108.21 $2,000 $95.83 $100 $1,800 $81.30 $1,600 $78.55 $80 $1,400 $66.95 $1,200 $56.75 $60 $1,000 $49.66 $40.01 $800 $40 $28.90 $30.27 $600 $27.68 $21.37 $20.99 $400 $20 $200 $- $- Market Cap (in millions) Stock Price 8 As of December 31, Except for 3/19/2021 Market Capitalization (in Millions) CPK 2019 GAAP EPS Analyst Estimate - Average CPK Guidance – Low Range CPK Guidance – High Range

Driven by Energy. Delivering Energy. Our financial performance is driven by the Financial Performance 2020 entrepreneurial spirit of our employees as we consistently deliver safe, secure and reliable energy service. Cap Ex / Average Capitalization 17.7% Employees 947 EPS Growth (1) 13.2% Customers 275,000 Return on Equity 11.5% Total Assets $1.93 Billion Annual Shareholder Return 15.1% 2020 Capital Expenditures $196 Million Annualized Dividend Growth 8.6% Earnings Retention (2) 58.9% (1) Diluted EPS Continuing Operations (2) Earnings Retention (1 – Payout Ratio) Payout Ratio = Dividends Declared / Diluted EPS Continuing Operations 9Driven by Energy. Delivering Energy. Our financial performance is driven by the Financial Performance 2020 entrepreneurial spirit of our employees as we consistently deliver safe, secure and reliable energy service. Cap Ex / Average Capitalization 17.7% Employees 947 EPS Growth (1) 13.2% Customers 275,000 Return on Equity 11.5% Total Assets $1.93 Billion Annual Shareholder Return 15.1% 2020 Capital Expenditures $196 Million Annualized Dividend Growth 8.6% Earnings Retention (2) 58.9% (1) Diluted EPS Continuing Operations (2) Earnings Retention (1 – Payout Ratio) Payout Ratio = Dividends Declared / Diluted EPS Continuing Operations 9

2020 Financial Performance Key Highlights Expansion projects, customer Acquisitions (Boulden, Hurricane Michael growth, and pipeline replacements Elkton and Western Natural regulatory proceeding Gas) added $5.3M in generated $15.5M in additional resulted in $10.9M gross margin incremental gross margin in gross margin 2020 diluted earnings per share from continuing operations was $4.21, an increase of $0.49 or 13.2 percent, th our 14 consecutive year of earnings growth COVID-19 reduced net income $1.0M Higher retail propane or $0.06 per share Increased demand for margins per gallon and Reduced C & I consumption, cost of personal Marlin CNG services - higher rates for Aspire - protective equipment, bad debt reserves and $1.8M $3.2M premium pay - net of $1.9M of regulatory assets and implementation of CARES Act 102020 Financial Performance Key Highlights Expansion projects, customer Acquisitions (Boulden, Hurricane Michael growth, and pipeline replacements Elkton and Western Natural regulatory proceeding Gas) added $5.3M in generated $15.5M in additional resulted in $10.9M gross margin incremental gross margin in gross margin 2020 diluted earnings per share from continuing operations was $4.21, an increase of $0.49 or 13.2 percent, th our 14 consecutive year of earnings growth COVID-19 reduced net income $1.0M Higher retail propane or $0.06 per share Increased demand for margins per gallon and Reduced C & I consumption, cost of personal Marlin CNG services - higher rates for Aspire - protective equipment, bad debt reserves and $1.8M $3.2M premium pay - net of $1.9M of regulatory assets and implementation of CARES Act 10

2020 Business Highlights Many Significant Accomplishments Across the Company • Invested $196M in capital expenditures that will drive our future earnings growth, including completion of several key pipeline projects • Responded to increased customer demand for natural gas in our services, recognizing 5.3% and 4.1% percent customer growth on Delmarva and Florida, respectively • Completed three acquisitions and integrated them seamlessly into the CPK organization • Delivered on increased demand for CNG services from Marlin Gas Services • Announced three RNG projects that are in various stages of construction and development • Executed a settlement agreement approved by the Florida regulatory for the recovery of Hurricane Michael capital investments and expenses • Managed our expenses across the Company to offset pandemic costs • Accelerated a business transformation process to address the organizational and technology enhancements that will support our continued growth • Continued Top Workplace Recognition in Delaware and Florida in addition to earning the inaugural 2021 Top Workplaces USA award for mid-size companies 112020 Business Highlights Many Significant Accomplishments Across the Company • Invested $196M in capital expenditures that will drive our future earnings growth, including completion of several key pipeline projects • Responded to increased customer demand for natural gas in our services, recognizing 5.3% and 4.1% percent customer growth on Delmarva and Florida, respectively • Completed three acquisitions and integrated them seamlessly into the CPK organization • Delivered on increased demand for CNG services from Marlin Gas Services • Announced three RNG projects that are in various stages of construction and development • Executed a settlement agreement approved by the Florida regulatory for the recovery of Hurricane Michael capital investments and expenses • Managed our expenses across the Company to offset pandemic costs • Accelerated a business transformation process to address the organizational and technology enhancements that will support our continued growth • Continued Top Workplace Recognition in Delaware and Florida in addition to earning the inaugural 2021 Top Workplaces USA award for mid-size companies 11

Chesapeake Utilities Looking Forward 2021 – 2025 Strategic Growth Initiatives Key 2021-2025 Strategic Initiatives Optimize the Renewable Natural earnings potential Gas (RNG) Pursue interstate Expand Marlin Gas in our existing Further expansion opportunities and and intrastate Services Virtual businesses through of our propane other clean energy transmission Pipeline Business growth and opportunities business projects (CNG, RNG, LNG) business across the CPK transformation Value Chain Chesapeake Utilities “Special Sauce” The key to our success is a strong culture that fully engages all of our team members across the organization as we transform this business for continued growth. 12Chesapeake Utilities Looking Forward 2021 – 2025 Strategic Growth Initiatives Key 2021-2025 Strategic Initiatives Optimize the Renewable Natural earnings potential Gas (RNG) Pursue interstate Expand Marlin Gas in our existing Further expansion opportunities and and intrastate Services Virtual businesses through of our propane other clean energy transmission Pipeline Business growth and opportunities business projects (CNG, RNG, LNG) business across the CPK transformation Value Chain Chesapeake Utilities “Special Sauce” The key to our success is a strong culture that fully engages all of our team members across the organization as we transform this business for continued growth. 12

Large Initiatives DELMARVA AND FLORIDA COMMUNITY GAS DISTRIBUTION SYSTEM ORGANIC GROWTH AND SYSTEM CONVERSIONS IMPROVEMENT PROJECTS PIPELINE EXPANSIONS CUSTOMER GRWOTH, AUTOGAS, ACQUISITIONS RNG COLLABORATIONS SAFETY TOWN INFRASTRUCTURE STATE OF THE ART MARLIN INVESTMENT TRAINING CENTER TRANSPORT (VIRTUAL PIPELINE) 13Large Initiatives DELMARVA AND FLORIDA COMMUNITY GAS DISTRIBUTION SYSTEM ORGANIC GROWTH AND SYSTEM CONVERSIONS IMPROVEMENT PROJECTS PIPELINE EXPANSIONS CUSTOMER GRWOTH, AUTOGAS, ACQUISITIONS RNG COLLABORATIONS SAFETY TOWN INFRASTRUCTURE STATE OF THE ART MARLIN INVESTMENT TRAINING CENTER TRANSPORT (VIRTUAL PIPELINE) 13

RECYCLING WASTE INTO USABLE FUEL WILL DECREASE GHG EMISSIONS Renewable Natural Gas (RNG) can be mixed with traditional fossil-based natural gas, or hydrogen, and used in the same pipeline infrastructure and gas appliances. Renewable Natural Gas Gas is delivered to homes and businesses Animal waste and landfill waste Biogas is collected, Renewable Natural Gas is is collected and broken down cleaned and processed delivered and injected into the into biogas at the anaerobic into pipeline quality existing distribution system digester facility Renewable Natural Gas 14RECYCLING WASTE INTO USABLE FUEL WILL DECREASE GHG EMISSIONS Renewable Natural Gas (RNG) can be mixed with traditional fossil-based natural gas, or hydrogen, and used in the same pipeline infrastructure and gas appliances. Renewable Natural Gas Gas is delivered to homes and businesses Animal waste and landfill waste Biogas is collected, Renewable Natural Gas is is collected and broken down cleaned and processed delivered and injected into the into biogas at the anaerobic into pipeline quality existing distribution system digester facility Renewable Natural Gas 14

CPK’s Renewable Natural Gas Proposition Presents Multiple Investment Opportunities Transmission Pipeline Distribution Operations Marlin Gas Transport Operations LDC Customers Additional transportation Interstate pipeline Potential investment in gas Investment Opportunity equipment interconnects processing equipment Tariff changes made by No tariff changes initially N/A ESNG. Regulatory Actions Potential Rate Base Unregulated Gas Transport PPC filing to be done in the Investment future. Multi-year contracts for Multi-year contracts. Multi-year contracts to Long-term Value processing and receipt of transport gas gas. CPK RNG Initiatives: Bioenergy DevCo - Poultry Waste (Delaware) CleanBay Renewables – Chicken Litter (Maryland) Fortistar - Waste Recycling (Ohio) Seeking Other Development Opportunities, including in Florida and Georgia 15CPK’s Renewable Natural Gas Proposition Presents Multiple Investment Opportunities Transmission Pipeline Distribution Operations Marlin Gas Transport Operations LDC Customers Additional transportation Interstate pipeline Potential investment in gas Investment Opportunity equipment interconnects processing equipment Tariff changes made by No tariff changes initially N/A ESNG. Regulatory Actions Potential Rate Base Unregulated Gas Transport PPC filing to be done in the Investment future. Multi-year contracts for Multi-year contracts. Multi-year contracts to Long-term Value processing and receipt of transport gas gas. CPK RNG Initiatives: Bioenergy DevCo - Poultry Waste (Delaware) CleanBay Renewables – Chicken Litter (Maryland) Fortistar - Waste Recycling (Ohio) Seeking Other Development Opportunities, including in Florida and Georgia 15

Capital Investment Guidance Continued Record Investment in Our Business Growth $1,000,000 Total $900,000 $1 billion Reach $1 billion $800,000 $250,000 $700,000 Total $600,000 $750 $677,722 million Reach $750 million $500,000 Dollars in Thousands Unless Otherwise Noted $400,000 $562.5 million $300,000 from 2021 $175,000 Mid-point to $200,000 $200,000 Mid-Point $195,875 $198,986 $100,000 $187.5 Million $0 2019 2020 2018-2020 Budget 2021 Target 2022- 2025 Management provides its five year capital expenditure guidance 2021 thru 2025 up to $1 billion. *2021 Capital Budget range of $175 million to $200 million We will continue to update this forecast as we move through the year, including new project developments, and any capital deployment delays resulting from COVID-19. 16 Capital Expenditures in thousandsCapital Investment Guidance Continued Record Investment in Our Business Growth $1,000,000 Total $900,000 $1 billion Reach $1 billion $800,000 $250,000 $700,000 Total $600,000 $750 $677,722 million Reach $750 million $500,000 Dollars in Thousands Unless Otherwise Noted $400,000 $562.5 million $300,000 from 2021 $175,000 Mid-point to $200,000 $200,000 Mid-Point $195,875 $198,986 $100,000 $187.5 Million $0 2019 2020 2018-2020 Budget 2021 Target 2022- 2025 Management provides its five year capital expenditure guidance 2021 thru 2025 up to $1 billion. *2021 Capital Budget range of $175 million to $200 million We will continue to update this forecast as we move through the year, including new project developments, and any capital deployment delays resulting from COVID-19. 16 Capital Expenditures in thousands

Diluted Earnings per Share Guidance Continuing Operations Strategic Capital Investments Continue to Drive Earnings Growth 8-Year CAGR EPS Growth 9.7% to 10.1% $6.25 $6.05 5-Year CAGR EPS Growth 10.2% - 11.1% $4.90 $4.70 $4.21 $3.72 $3.47 $2.89 * 2017* 2018 2019 2020 ---2025-- ---2022-- *2017 Adjusted for TCJA Impact Diluted Earnings per Share from Continuing Operations 17 CPK Low Range Previous CPK Low Range CPK High Range Previous CPK High Range CPK Guidance - Low Range CPK Guidance – Low Range CPK Guidance – High Range CPK Guidance – High RangeDiluted Earnings per Share Guidance Continuing Operations Strategic Capital Investments Continue to Drive Earnings Growth 8-Year CAGR EPS Growth 9.7% to 10.1% $6.25 $6.05 5-Year CAGR EPS Growth 10.2% - 11.1% $4.90 $4.70 $4.21 $3.72 $3.47 $2.89 * 2017* 2018 2019 2020 ---2025-- ---2022-- *2017 Adjusted for TCJA Impact Diluted Earnings per Share from Continuing Operations 17 CPK Low Range Previous CPK Low Range CPK High Range Previous CPK High Range CPK Guidance - Low Range CPK Guidance – Low Range CPK Guidance – High Range CPK Guidance – High Range

ESG Stewardship § We take seriously our responsibility to be a good and trusted corporate citizen, and doing all we can to contribute to greater sustainability and societal advancement. § For more than 160 years, we have delivered affordable and sustainable energy solutions that respond to the evolving needs of our customers and the communities we serve. § We are committed to ensuring that safety, equity, diversity and inclusion are at the center of our culture. § Each and every day, we proudly deliver essential, safe, reliable, affordable, sustainable and efficient energy solutions to our customers in Florida, Ohio and across the Delmarva Peninsula. § We are committed to sustainable growth with financial discipline that generates long-term value for our stakeholders. § Our success rests on the strength and dedication of our team, our diverse, inclusive and collaborative culture, and our award-winning corporate governance practices, all of which contributed to our strong financial performance in 2020. 18ESG Stewardship § We take seriously our responsibility to be a good and trusted corporate citizen, and doing all we can to contribute to greater sustainability and societal advancement. § For more than 160 years, we have delivered affordable and sustainable energy solutions that respond to the evolving needs of our customers and the communities we serve. § We are committed to ensuring that safety, equity, diversity and inclusion are at the center of our culture. § Each and every day, we proudly deliver essential, safe, reliable, affordable, sustainable and efficient energy solutions to our customers in Florida, Ohio and across the Delmarva Peninsula. § We are committed to sustainable growth with financial discipline that generates long-term value for our stakeholders. § Our success rests on the strength and dedication of our team, our diverse, inclusive and collaborative culture, and our award-winning corporate governance practices, all of which contributed to our strong financial performance in 2020. 18

ESG Stewardship Key employee resource groups that foster Co-sponsor of the Black History Pledge of $100,000 for the a diverse and inclusive workplace Month campaign in Delaware and construction of a new YMCA Maryland community center in Delaware Kerosene, coal, oil and wood burning appliances and industrial equipment have Companywide all employee calls with Promoting cultural significance and been converted to cleaner energy our President and CEO employee awareness of the 2021 solutions delivered by CPK and its Chinese New Year subsidiaries Corporate safety meetings and quarterly safety newsletter Positive change through the 2021 Known Black History Facts sent to Delaware Racial Equity & Social employees Committed to lower carbon emissions Justice Challenge (United Way of across our service territories Delaware and YWCA Delaware) Kick-off of 2021 Hidden Heroes through our Women in Energy program Challenge to take 6,500 steps per day Promoting the American Heart with our Black Employees Resource Association’s Go Red for Women Key literary messaging and sharing of Group initiative diverse perspectives in our 2021 Women in Energy Book Club Celebrating being named a 2021 Top Part of the energy solution, proudly Workplaces USA winner for mid-size delivering sustainable solutions Keeping our assets and communities safe companies – See Something, Say Something 19 This list is provided for informational purposes only and does not purport to be exhaustive. education sessionESG Stewardship Key employee resource groups that foster Co-sponsor of the Black History Pledge of $100,000 for the a diverse and inclusive workplace Month campaign in Delaware and construction of a new YMCA Maryland community center in Delaware Kerosene, coal, oil and wood burning appliances and industrial equipment have Companywide all employee calls with Promoting cultural significance and been converted to cleaner energy our President and CEO employee awareness of the 2021 solutions delivered by CPK and its Chinese New Year subsidiaries Corporate safety meetings and quarterly safety newsletter Positive change through the 2021 Known Black History Facts sent to Delaware Racial Equity & Social employees Committed to lower carbon emissions Justice Challenge (United Way of across our service territories Delaware and YWCA Delaware) Kick-off of 2021 Hidden Heroes through our Women in Energy program Challenge to take 6,500 steps per day Promoting the American Heart with our Black Employees Resource Association’s Go Red for Women Key literary messaging and sharing of Group initiative diverse perspectives in our 2021 Women in Energy Book Club Celebrating being named a 2021 Top Part of the energy solution, proudly Workplaces USA winner for mid-size delivering sustainable solutions Keeping our assets and communities safe companies – See Something, Say Something 19 This list is provided for informational purposes only and does not purport to be exhaustive. education session

Investment Proposition Committed to Superior Performance We seek to identify and develop opportunities to drive our future earnings growth and increase shareholder value. § Capitalizing on new organic growth and operational Strong Foundation for Growth: efficiencies § Track Record § Investing in pipeline systems that provide natural gas service § Energized Team to downstream customers § Financial Discipline § Platforms for Growth § Identifying propane opportunities to access new markets with significant growth potential § Pursuing virtual pipeline opportunities given Marlin Financial Objectives in Support of Increased capabilities (CNG, LNG, RNG) Shareholder Value: § Expanding our RNG footprint through multiple channels § Investing $750 million to $1 billion through 2025 throughout our service areas § Targeting 2025 EPS $6.05 to $6.25 § Investing in our diverse talented team § Seeking 11.0% or higher consolidated return on equity § Engaging with communities where we work and live § Pursuing dividend growth supported by earnings § Driving brand excellence through safety awards, top growth workplace, employee engagement and community service § Maintaining a strong balance sheet 20Investment Proposition Committed to Superior Performance We seek to identify and develop opportunities to drive our future earnings growth and increase shareholder value. § Capitalizing on new organic growth and operational Strong Foundation for Growth: efficiencies § Track Record § Investing in pipeline systems that provide natural gas service § Energized Team to downstream customers § Financial Discipline § Platforms for Growth § Identifying propane opportunities to access new markets with significant growth potential § Pursuing virtual pipeline opportunities given Marlin Financial Objectives in Support of Increased capabilities (CNG, LNG, RNG) Shareholder Value: § Expanding our RNG footprint through multiple channels § Investing $750 million to $1 billion through 2025 throughout our service areas § Targeting 2025 EPS $6.05 to $6.25 § Investing in our diverse talented team § Seeking 11.0% or higher consolidated return on equity § Engaging with communities where we work and live § Pursuing dividend growth supported by earnings § Driving brand excellence through safety awards, top growth workplace, employee engagement and community service § Maintaining a strong balance sheet 20

Commitment Growth Leadership Safety Sustainability Solutions Driven By Energy Strength Team Service Chesapeake Utilities Corporation Performance Thank You Community ValueCommitment Growth Leadership Safety Sustainability Solutions Driven By Energy Strength Team Service Chesapeake Utilities Corporation Performance Thank You Community Value

Commitment Growth Leadership Safety Sustainability Solutions Driven By Energy Strength Appendix Team Service 2020 Financial Performance Performance Community ValueCommitment Growth Leadership Safety Sustainability Solutions Driven By Energy Strength Appendix Team Service 2020 Financial Performance Performance Community Value

Financial Summary Income from Continuing Operations and GAAP Income For the periods ended December 31, 2020 and 2019 (in thousands except per share amounts) Fourth Quarter Annual (in thousands except per share data) 2020 2019 2020 2019 Operating Income $ 35,206 $ 29,641 $ 112,723 $ 106,285 Other Income (Expense), Net 224 (1,117) 3,222 (1,847) Interest Charges 6,313 5,641 21,765 22,224 Income From Continuing Operations Before Income Taxes 29,117 22,883 94,180 82,214 Income Taxes on Continuing Operations 7,456 5,760 23,538 21,114 Income from Continuing Operations 21,661 17,123 70,642 61,100 Income (loss) from Discontinued Operations, Net of Tax 691 5,441 856 4,053 Net Income $ 22 22,352 $ 71 ,564 $ 6,498 $ 5,153 Diluted EPS from Continuing Operations $1.24 $1.04 $4.21 $3.72 Diluted EPS $1.28 $1.37 $4.26 $3.96 23Financial Summary Income from Continuing Operations and GAAP Income For the periods ended December 31, 2020 and 2019 (in thousands except per share amounts) Fourth Quarter Annual (in thousands except per share data) 2020 2019 2020 2019 Operating Income $ 35,206 $ 29,641 $ 112,723 $ 106,285 Other Income (Expense), Net 224 (1,117) 3,222 (1,847) Interest Charges 6,313 5,641 21,765 22,224 Income From Continuing Operations Before Income Taxes 29,117 22,883 94,180 82,214 Income Taxes on Continuing Operations 7,456 5,760 23,538 21,114 Income from Continuing Operations 21,661 17,123 70,642 61,100 Income (loss) from Discontinued Operations, Net of Tax 691 5,441 856 4,053 Net Income $ 22 22,352 $ 71 ,564 $ 6,498 $ 5,153 Diluted EPS from Continuing Operations $1.24 $1.04 $4.21 $3.72 Diluted EPS $1.28 $1.37 $4.26 $3.96 23

Key Drivers of Our Performance Key Variances for 2020 Compared to 2019 Earnings per share after-tax increased 13.2% or $0.49 to $4.21 from $3.72 • Gross Margin (Net) $19.4M $1.14 EPS after-tax • Depreciation and Amortization ($ 4.6M) ($0.27) EPS after-tax • Net Unusual items ($ 2.5M) ($0.15) EPS after-tax • Other (Net) ($ 1.7M) ($0.09) EPS after-tax • Stock Issuances ($0.08) EPS after-tax • Operating expenses (Net) ($ 1.0M) ($0.06) EPS after-tax $1.14 $0.35 $0.27 $0.23 $0.15 $0.15 $0.09 $0.09 $0.08 $0.08 $0.08 $0.06 $0.05 $0.06 $0.05 Diluted Earnings per Share – Recent Acquisitions and Hurricane Michael margins are shown net of expenses, with ($0.08) per share diluted from increased share count from 2020 equity offerings 24 Per Share After-TaxKey Drivers of Our Performance Key Variances for 2020 Compared to 2019 Earnings per share after-tax increased 13.2% or $0.49 to $4.21 from $3.72 • Gross Margin (Net) $19.4M $1.14 EPS after-tax • Depreciation and Amortization ($ 4.6M) ($0.27) EPS after-tax • Net Unusual items ($ 2.5M) ($0.15) EPS after-tax • Other (Net) ($ 1.7M) ($0.09) EPS after-tax • Stock Issuances ($0.08) EPS after-tax • Operating expenses (Net) ($ 1.0M) ($0.06) EPS after-tax $1.14 $0.35 $0.27 $0.23 $0.15 $0.15 $0.09 $0.09 $0.08 $0.08 $0.08 $0.06 $0.05 $0.06 $0.05 Diluted Earnings per Share – Recent Acquisitions and Hurricane Michael margins are shown net of expenses, with ($0.08) per share diluted from increased share count from 2020 equity offerings 24 Per Share After-Tax

Capital Structure Overview Strong Balance Sheet to Support Growth 12/31/2019 12/31/2020 Stockholders‘ equity $ 561,577 $ 697,085 Long-term debt, net of current maturities 440,168 508,499 Total permanent capitalization $ 1,001,745 $ 1,205,584 Current portion of long-term debt 45,600 13,600 Short-term debt (including Revolver) 247,371 175,644 Total capitalization and short-term financing $ 1,294,716 $ 1,394,828 Equity to Permanent Capital 56.1% 57.8% Achieved our Equity to Total Capitalization 43.4% 50.0% target New Long-Term Debt Issuance $ 170,000 $ 90,000 equity range Net New Equity Issuance $ 3,615 $ 89,700 - Stock Plans and ATM • Issued $89.7 million equity thru ATM and Various Stock Plans • Issued $90 million new LT Debt at 2.98% • Established $375 million bank facility • Renewed and expanded LT Debt shelf facilities - $310 million available 25Capital Structure Overview Strong Balance Sheet to Support Growth 12/31/2019 12/31/2020 Stockholders‘ equity $ 561,577 $ 697,085 Long-term debt, net of current maturities 440,168 508,499 Total permanent capitalization $ 1,001,745 $ 1,205,584 Current portion of long-term debt 45,600 13,600 Short-term debt (including Revolver) 247,371 175,644 Total capitalization and short-term financing $ 1,294,716 $ 1,394,828 Equity to Permanent Capital 56.1% 57.8% Achieved our Equity to Total Capitalization 43.4% 50.0% target New Long-Term Debt Issuance $ 170,000 $ 90,000 equity range Net New Equity Issuance $ 3,615 $ 89,700 - Stock Plans and ATM • Issued $89.7 million equity thru ATM and Various Stock Plans • Issued $90 million new LT Debt at 2.98% • Established $375 million bank facility • Renewed and expanded LT Debt shelf facilities - $310 million available 25

Capital Expenditures Forecast for 2021 Forecast 2021 (dollars in thousands) Low High Regulated Energy: Natural gas distribution $ 79,000 $ 85,000 Natural gas transmission 55,000 60,000 Electric distribution 9,000 13,000 Total Regulated Energy 143,000 158,000 82% 79% Unregulated Energy: Propane distribution 9,000 12,000 Energy transmission 14,000 15,000 Other unregulated energy 8,000 12,000 Total Unregulated Energy 31,000 39,000 Other: Corporate and other businesses 1,000 3,000 $ 175,000 $ 200,000 Total Capital Expenditures 2021 Mid-Point Forecast $187.5 million For the four years ended December 31, 2021, the Company will have invested $865 million based on the 2021 mid-point - 86.5% of the five year forecast of $1 billion. 26Capital Expenditures Forecast for 2021 Forecast 2021 (dollars in thousands) Low High Regulated Energy: Natural gas distribution $ 79,000 $ 85,000 Natural gas transmission 55,000 60,000 Electric distribution 9,000 13,000 Total Regulated Energy 143,000 158,000 82% 79% Unregulated Energy: Propane distribution 9,000 12,000 Energy transmission 14,000 15,000 Other unregulated energy 8,000 12,000 Total Unregulated Energy 31,000 39,000 Other: Corporate and other businesses 1,000 3,000 $ 175,000 $ 200,000 Total Capital Expenditures 2021 Mid-Point Forecast $187.5 million For the four years ended December 31, 2021, the Company will have invested $865 million based on the 2021 mid-point - 86.5% of the five year forecast of $1 billion. 26

Key Expansion Projects Pipeline Growth and Margin Contribution Annual Gross Margin Project Capital Investment Fully In-Service Estimate West Palm Beach 2021 $24.6 million $5.2 million County Second Quarter Del-Mar Energy 2021 Fourth $49.3 million $6.7 million Pathway Quarter Auburndale Project $3.0 million 2020 First Quarter $0.7 million Callahan Pipeline $33.5 million 2020 Second $7.6 million (JV) CPK 50% Quarter Guernsey Power 2021 Fourth $5.4 million $1.5 million Station Quarter Total Pipeline Project Investments of $116 million generates incremental gross margin of $21.7 million, including distribution margin currently identified with the project. 27Key Expansion Projects Pipeline Growth and Margin Contribution Annual Gross Margin Project Capital Investment Fully In-Service Estimate West Palm Beach 2021 $24.6 million $5.2 million County Second Quarter Del-Mar Energy 2021 Fourth $49.3 million $6.7 million Pathway Quarter Auburndale Project $3.0 million 2020 First Quarter $0.7 million Callahan Pipeline $33.5 million 2020 Second $7.6 million (JV) CPK 50% Quarter Guernsey Power 2021 Fourth $5.4 million $1.5 million Station Quarter Total Pipeline Project Investments of $116 million generates incremental gross margin of $21.7 million, including distribution margin currently identified with the project. 27

Major Projects and Initiatives $7,082 $27,234 $16,206 Annual Increases (000’s) Total Increases $50,522 28Major Projects and Initiatives $7,082 $27,234 $16,206 Annual Increases (000’s) Total Increases $50,522 28